Variable Interest Entity	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Variable Interest Entity

5. VARIABLE INTEREST ENTITY

On July 28, 2017, the Group, through one of its subsidiaries, Aptorum Therapeutics Limited, entered into a convertible loan agreement (the “Agreement”) with Acticule Life Sciences Limited (“Acticule”), at interest rate of 0% but no amount or maturity limits.

Acticule was incorporated by an individual on June 30, 2017, with paid-in capital of $1. Acticule mainly engaged in research and development of life science and biopharmaceutical products. From July 28, 2017 to December 22, 2017, Acticule has drawn down the loan in aggregate amount of $1,000,000. Other than that, Acticule has not obtained any financial support for its business operation.

After evaluation of the design of Acticule as the basis for determining its variability in applying the variable interest entity model, the Group believes that Acticule was a VIE, and the Group is the primary beneficiary, due to the Group has the power to ultimately direct the activities and significantly affect its economic performance, as well as the obligation to absorb losses or the right to receive benefit from Acticule that could potentially be significant to Acticule. Therefore, the financial statement of Acticule was consolidated by the Group since the first loan drawn down to Acticule on July 28, 2017.

On December 22, 2017, Acticule accepted the election made by the Group to convert the entire loan of $1,000,000 into shares in Acticule. After the conversion, the Group held approximately 100% equity interest of Acticule, which ceased to be a VIE but consolidated by the Group under the voting interest entity model thereafter.

From July 28, 2017 to December 22, 2017, Acticule was consolidated under the VIE model, and its operating expense and net loss are listed below:

July 28, 2017 through December 22, 2017

Total expense	$559,850
Net loss	$559,850